Exhibit 23.6

                          MICHAEL N. FITZGERALD Ph.D.
                          CERTIFIED PUBLIC ACCOUNTANT
                               1742 Gilsinn Lane
                                Fenton, MO 63026
                                 (636) 343-4001


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


I consent to the  inclusion in this  registration  statement on Form SB-2 (File
No. 333-109522) of my report dated March 5, 2004 on my audit of the consolidated financial statements of Heinz Corporation. I also consent to the reference of my Firm under the caption "Experts."



/s/ Michael N. Fitzgerald Ph.D.

    Fenton, Missouri
    April 30, 2004